UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

Rexford Industrial Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 996-1680	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

ITEM 8.01	OTHER EVENTS

Supplemental U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under the heading “Supplemental U.S. Federal Income Tax Considerations” and the information in Exhibit 99.1 hereto is a supplement to, and is intended to be read together with, (i) the discussion under the heading “U.S. Federal Income Tax Considerations” in the Registration Statement on Form S-3 of Rexford Industrial Realty, Inc. (File No. 333-2210691) filed with the Securities and Exchange Commission on April 11, 2016 and (ii) the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016 (the “April 11 Form 8-K Exhibit 99.5”). The discussion set forth in the April 11 Form 8-K Exhibit 99.5 superseded and replaced in its entirety, the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated October 5, 2014, which is a part of the Company’s registration statement on Form S-3 (Registration No. 333-197849) filed with the Securities and Exchange Commission on August 5, 2014 and declared effective on August 12, 2014.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Supplemental U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXFORD INDUSTRIAL REALTY, INC.

Date: August 8, 2016	By:	/s/ Michael S. Frankel
Michael S. Frankel
Co-Chief Executive Officer
(Principal Executive Officer)

Date: August 8, 2016	By:	/s/ Howard Schwimmer
Howard Schwimmer
Co-Chief Executive Officer
(Principal Executive Officer)